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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 31, 1996

                                NGC CORPORATION
            (Exact name of registrant as specified in its charter)

      DELAWARE                           1-11156            94-3248415
(STATE OR OTHER JURISDICTION           (COMMISSION        (I.R.S. EMPLOYER
        OF INCORPORATION)              FILE NUMBER)      IDENTIFICATION NO.)

       13430 NORTHWEST FREEWAY
       HOUSTON, TEXAS                                           77040
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (713) 507-6400

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                                 PAGE 1 OF 10
                            EXHIBIT INDEX - PAGE 7

      ALL REFERENCES HEREIN TO NGC REFER TO NGC CORPORATION PRIOR TO THE CONSUMMATION OF THE COMBINATION (HEREINAFTER DEFINED). ALL REFERENCES TO NEW NGC CONTAINED HEREIN REFER TO NGC CORPORATION (FORMERLY MIDSTREAM COMBINATION CORP.), AS THE SURVIVING CORPORATION IN THE COMBINATION AND THE SUCCESSOR-IN-INTEREST TO NGC. ALL REFERENCES HEREIN TO THE PROXY STATEMENT/PROSPECTUS REFER TO THE PROXY STATEMENT/PROSPECTUS DATED AUGUST 2, 1996, OF NGC AND MIDSTREAM COMBINATION CORP., WHICH IS ATTACHED HERETO AS
EXHIBIT 2.1. WITH RESPECT TO EACH CONTRACT, AGREEMENT OR OTHER DOCUMENT REFERRED TO HEREIN AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS AN EXHIBIT TO THIS REPORT, REFERENCE IS MADE TO THE EXHIBIT FOR A MORE COMPLETE DESCRIPTION OF THE MATTER INVOLVED, AND EACH SUCH STATEMENT SHALL BE DEEMED QUALIFIED IN ITS ENTIRETY BY SUCH REFERENCE.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

BACKGROUND. On May 22, 1996, NGC, Chevron U.S.A. Inc. ("Chevron") and Midstream Combination Corp., a wholly-owned subsidiary of Chevron ("Newco"), entered into a Combination Agreement and Plan of Merger (the "Combination Agreement"), which provided for the strategic combination of NGC with substantially all of Chevron's midstream assets and certain strategic alliances. On August 30, 1996, the stockholders of NGC approved the Combination Agreement and the transactions contemplated thereby (the "Combination"). The Combination closed August 31, 1996. Upon closing, Chevron and NGC's two other major stockholders, British Gas, plc and NOVA Corporation, each own approximately 25.8% of New NGC's outstanding Common Stock. See the sections entitled "Summary-The Special Meeting" and "The Special Meeting" in the Proxy Statement/Prospectus, which sections are incorporated herein by reference in their entirety.

ACQUISITION OF ASSETS THROUGH THE COMBINATION. As a result of the transactions contemplated by the Combination, Chevron and certain of its affiliated entities (the "Contributing Parties") contributed to Newco their right, title and interest (the "Contribution") in substantially all of the assets comprising Warren Petroleum Company, which was an unincorporated division of Chevron ("Warren"), and Chevron's Natural Gas Business Unit and an undivided 49% interest in those Chevron assets that constituted the West Texas LPG Pipeline (collectively, the "Contributed Businesses"). Specifically, these assets include
(i) interests in a number of gas processing facilities and related assets; (ii) an interest in one fractionation facility and a connected underground storage facility; (iii) additional assets including transportation and terminaling assets required to support liquids marketing operations; (iv) an undivided 49% interest in those assets that constitute the West Texas LPG Pipeline and (v) certain gas marketing and sales contracts and related assets. See the sections entitled "Summary - Summary Business Descriptions", - The Combination", "Contributed Warren Business" and "Contributed NGBU Business" in the Proxy Statement/Prospectus, which sections are incorporated herein by reference in their entirety. See also the section entitled "The Contributions" in the Combination Agreement, which section is incorporated herein by reference in its entirety.

As consideration for the Contribution, (A) Newco issued to Chevron 38,623,210 shares of common stock, par value $0.01 per share ("Newco Common Stock") and 7,815,363 shares of Series A Participating Preferred Stock of Newco, par value $0.01 per share ("Newco Series A Participating Preferred Stock"), (B) Newco assumed an aggregate principal amount of approximately $155.4 million in indebtedness of Chevron, subject to adjustment, pursuant to the Note Assumption Agreement defined below, (C) Newco issued a promissory note payable on demand to the Contributing Parties in the principal amount of approximately $128.8 million (the "Newco Note"), and (D) Newco assumed substantially all of the liabilities and obligations related to the Contributed Businesses. Upon consummation of the Contribution, Chevron and Newco entered into an assumption agreement (the "Note Assumption Agreement"). Pursuant to the Note Assumption Agreement, Newco assumed approximately $155.4 million (subject to certain adjustments) in outstanding principal (as adjusted, the "Assumed Indebtedness") under that certain promissory note (the "Chevron Capital Note") made payable on demand by Chevron in favor of Chevron Capital U.S.A. Inc. ("Chevron Capital"). Under the terms of the Note Assumption Agreement, interest shall accrue on the Assumed Indebtedness at an annual rate of 7.95% commencing on August 31, 1996 and shall be due and payable in equal semi-annual installments on August 14 and February 14 of each year. Pursuant to the terms of the Note Assumption Agreement, New NGC (as successor to Newco) shall be obligated to pay the Assumed Indebtedness, plus all accrued and unpaid interest thereon, on demand by Chevron Capital made on or after the second anniversary of the Closing Date or, if Chevron Capital does not demand repayment earlier, on August 14, 2004. See the sections entitled "Summary-The Combination", "The Combination-Contribution; Merger; Conversion of NGC Common Stock", " Certain Provisions of the Combination Agreement-Consideration Due to the Contributing Parties", Consideration Adjustment", and "Description of Newco Certificate of Incorporation and Bylaws Newco Common Stock ", and - Newco Preferred Stock " in the Proxy Statement/Prospectus, which sections are incorporated herein by reference in their entirety. See also the section "The Contributions" in the Combination Agreement, which section is incorporated herein by reference in its entirety.

NGC and Chevron, or affiliates thereof, also entered into certain ancillary supply, sales and service agreements with respect to natural gas, natural gas liquids and electricity, pursuant to which, among other things, New NGC has the right to (i) purchase and/or market substantially all natural gas and natural gas liquids produced or controlled by Chevron in the United States (except Alaska) and to supply natural gas and feedstock to Chevron refineries and Chevron Chemical plants in the United States and (ii) participate in existing and future opportunities to provide electricity to United States facilities of Chevron and Chevron Chemical, as well as to purchase or market excess electricity generated by such facilities. See the sections entitled "Summary - Ancillary Agreements" and "Ancillary Agreements" in the Proxy Statement/Prospectus, which sections are incorporated herein by reference in their entirety.

Immediately following the Contribution, NGC merged with and into Newco (the "Merger"), and Newco, as the surviving corporation (in such capacity, "New NGC") was renamed "NGC

Corporation." New NGC, as the successor in interest to NGC, assumed NGC's rights and obligations under the aforementioned supply, sales and services agreements. See the section entitled "Ancillary Agreements" in the Proxy
Statement/Prospectus, which section is incorporated herein by reference in its entirety.

Upon consummation of the Combination, each issued and outstanding share of NGC Common Stock was automatically converted without any action on the part of the holder thereof into one share of New NGC Common Stock, and each share of Newco Common Stock and Newco Series A Participating Preferred Stock remained issued and outstanding as one share of New NGC Common Stock and New NGC Series A Participating Preferred Stock, respectively. See the sections entitled "Summary
- - The Combination", "The Combination - Contribution; Merger; Conversion of NGC Common Stock", "Certain Provisions of the Combination Agreement Consideration Due to the Contributing Parties" and "Comparison of Rights of Holders of NGC Common Stock and New NGC Common Stock" in the Proxy Statement/Prospectus, which sections are incorporated herein by reference in their entirety.

ACCOUNTING TREATMENT. The Combination will be accounted for as a purchase of the Contributed Businesses by NGC as promulgated by APB Opinion No. 16 "Business Combinations". New NGC, as the surviving corporation, will reflect, in its consolidated financial statements, the assets and liabilities of NGC at book value and the assets and liabilities of the Contributed Businesses at the fair market value (determined in accordance with accounting guidelines) of the consideration to be paid to the Contributing Parties for the Contributed Businesses. In accordance with accounting guidelines, the fair market value of the Contributed Businesses shall be based upon (i) the market value of the NGC Common Stock on and around January 21, 1996, the date on which NGC and Chevron entered into the Exclusivity Agreement relating to the Combination and (ii) the amount of indebtedness that New NGC assumed or issued in connection with the Combination. See the sections entitled "Summary - Accounting Treatment" and "The Combination - Accounting Treatment" in the Proxy Statement/Prospectus, which sections are incorporated herein by reference in their entirety.

INTEGRATION OF ACQUIRED ASSETS. As a major integrated oil company, Chevron historically operated the Contributed Businesses as vertically integrated service and support functions for its production, refining and marketing operations. A substantial portion of the business activities engaged in by the Contributed Businesses, including purchases and sales, have historically been of an intercompany nature. However, upon consummation of the Combination, the Contributed Businesses will be integrated into New NGC and operated using the "Energy Store" strategy. For these reasons, New NGC does not believe that the historical operational results of the Contributed Businesses provide a meaningful basis for evaluating the results of operations that the Contributed Businesses would have realized had they been managed and operated with independent operational and financial goals or the contribution to New NGC's results of operations once integrated into NGC's "Energy Store" concept. Therefore, no historical financial information on any of the Contributed Businesses was included in the Proxy Statement/Prospectus nor is any included in this Form 8-K. See the section entitled "Summary Business Strategy and Operations of New NGC" in the Proxy Statement/Prospectus, which section is incorporated herein by reference in its entirety.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

The following financial statements, pro forma financial information and exhibits are filed as a part of this report.

      (a) Financial statements of businesses acquired.

            None required.

      (b) Pro forma financial information.

            None required.

      (c)   Exhibits

      2.1 Combination Agreement and Plan of Merger, dated as of May 22, 1996, among NGC Corporation, Chevron U.S.A. Inc. and Midstream Combination Corp. (incorporated by reference to Exhibit 2.1 of NGC's Current Report on Form 8-K dated May 22, 1996, Commission File Number 1-11156).

     99.1 Proxy Statement/Prospectus of NGC Corporation and Midstream Combination Corp., dated August 2, 1996 (incorporated by reference to Midstream Combination Corp.'s Registration Statement on Form S-4 (registration number 333-09419) of which the Proxy
            Statement/Prospectus was a part).

    *99.2   Press Release dated September 3, 1996.
     --------------------------------
     *Filed herewith.

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  NGC CORPORATION
                                                   (Registrant)

Date:  September 12, 1996
                                                  By: /s/ KENNETH E. RANDOLPH
                                                  Kenneth E. Randolph,
                                                  Senior Vice President and
                                                  General Counsel

                                 EXHIBIT INDEX
                                                                SEQUENTIALLY
                                                                  NUMBERED
NO.                                                                 PAGE
- ---                                                              -----------
2.1 Combination Agreement and Plan of Merger, dated as of May 22, 1996, among NGC Corporation, Chevron U.S.A.
      Inc. and Midstream Combination Corp. (incorporated by reference to Exhibit 2.1 of NGC's Current Report on
      Form 8-K dated May 22, 1996, Commission File Number
      1-11156).

99.1  Proxy Statement/Prospectus of NGC Corporation and
      Midstream Combination Corp., dated August 2, 1996
      (incorporated by reference to Midstream Combination
      Corp.'s Registration Statement on Form S-4
      (registration number 333-09419) of which the Proxy
      Statement/Prospectus was a part).

*99.2 Press Release dated September 3, 1996. 8

- -------------------------
*Filed herewith.

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